UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

FIRST SOLAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 West Washington Street

Suite 600

Tempe, Arizona 85281

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 414-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement

Item 8.01: Other Items

Item 9.01: Financial Statements and Exhibits

Signatures

EX-1.1: Underwriting Agreement

EX-5.1: Opinion of Cravath, Swaine & Moore LLP

EX-23.1: Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

EX-99.1: Press Release of First Solar, Inc., dated June 18, 2013

Item 1.01. Entry into a Material Definitive Agreement.

On June 12, 2013, First Solar, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), with respect to the offer and sale of 8,500,000 shares of the Company’s common stock (the “Common Stock”) at a public offering price of $46.00 per share (the “Offering”). The Underwriting Agreement grants the Underwriters a 30-day option to purchase up to an additional 1,275,000 shares of Common Stock from the Company solely to cover over-allotments. On June 17, 2013, the Underwriters partially exercised their over-allotment option with respect to 1,247,000 shares of Common Stock. The Offering, including the purchase of an additional 1,247,000 shares of Common Stock pursuant to the partial exercise of the over-allotment option, closed on June 18, 2013 (the “Closing”).

The Offering was made pursuant to a prospectus supplement dated June 12, 2013, filed as part of the Company’s Registration Statement on Form S-3 (File No. 333-189236), filed with the Securities and Exchange Commission on June 11, 2013.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

The opinion of Cravath, Swaine & Moore LLP, relating to the validity of the shares of Common Stock offered and sold pursuant to the Underwriting Agreement, is filed herewith as Exhibit 5.1.

Item 8.01. Other Items.

On June 18, 2013, the Company issued a press release announcing the Closing. A copy of the press release related to the Closing is furnished as Exhibit 99.1 to this Form 8-K.

The information in each of Item 8.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 12, 2013, between First Solar, Inc. and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

99.1	Press Release of First Solar, Inc., dated June 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: June 18, 2013	By:	/s/ Mary Beth Gustafsson
	Name:	Mary Beth Gustafsson
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 12, 2013, between First Solar, Inc. and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Cravath, Swaine & Moore LLP.

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1).

99.1	Press Release of First Solar, Inc., dated June 18, 2013